Exhibit 10.8

This Amendment No. 3 (the “Amendment”) to the Igloo Holdings Corporation 2010 Stock Incentive Plan, as amended (the “Plan”), is made effective as of this 5th day of September 2013.

WHEREAS, Igloo Holdings Corporation (the “Company”) maintains the Plan; and

WHEREAS, pursuant to Section 17 of the Plan, the Plan may be amended by the Company’s Board of Directors (the “Board”); and

WHEREAS, the Board believes it to be in the best interests of the Company to amend the Plan to increase the number of shares that may be issued to participants in the Plan in connection with awards granted thereunder.

NOW, THEREFORE, the Plan is hereby amended by striking the number “135,396,876” from the first sentence of Section 4(a) of the Plan and replacing it with the number “160,396,876”.

Except as modified by this Amendment, all of the terms and conditions of the Plan shall remain valid and in full force and effect.

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IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Company, has executed this instrument as of the 5th day of September 2013, on behalf of the Board.

IGLOO HOLDINGS CORPORATION

By:	/s/ Vincent A. Chippari
Name:	Vincent A. Chippari
Title:	Co-Secretary and Treasurer

[Signature Page to Amendment 3 to Stock Incentive Plan]